TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
(OF INTERNATIONAL
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

INTL/IE/A/97      Printed on Recycled Paper [RECYCLED LOGO]


                                   [LOGO] LANDMARK(SM) FUNDS
                                          Advised by Citibank, N.A.

                                          Landmark
                                          International
                                          Equity Fund

                                          --------------------
                                           ANNUAL
                                           REPORT

                                           December 31, 1997
                                          ---------------------

--------------------------------------------------------------------------------
                          A Letter To Our Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

     The year was an extraordinarily volatile one for the world's stock markets, including a remarkable divergence in the performance of markets in different regions of the world. European markets rose in the midst of an economic recovery and in anticipation of the advent of the European Monetary Union. In contrast, Asian markets plummeted as a currency crisis exposed fundamental weaknesses in the region's financial system.

     In this volatile environment, the Portfolio's investment adviser, Citibank, N.A., managed the Landmark International Equity Fund in accordance with its investment objective: long-term capital growth. Through its investment in International Equity Portfolio, the Fund invests primarily in common stocks of non-U.S. issuers, including issuers in developing countries, with an emphasis on established companies with medium to large capitalizations and seasoned management teams.

     This report reviews the Portfolio's investment activities and performance during the 12-month period ended December 31, 1997, and provides a summary of Citibank's perspective on and outlook for the international stock markets.

     Please note that effective March 2, 1998, the name of the Fund will be changed to CitiFunds(SM) International Equity Portfolio.

     On behalf of the Board of Trustees of the Funds, I want to thank you for your confidence and participation.


/s/ Philip W. Coolidge

Philip W. Coolidge
President
January 20, 1998

--------------------------------------------------------------------------------
TABLE OF CONTENTS

  1  A Letter to Our Shareholders
--------------------------------------------------------------------------------
     Market Environment
  2  Fund Snapshot
     Portfolio Manager
--------------------------------------------------------------------------------
     The Portfolio Manager Responds
  3  Quotes from the Portfolio Manager
     Strategy and Outlook
--------------------------------------------------------------------------------
  4  International Equity Portfolio
      By The  Numbers
--------------------------------------------------------------------------------
  5  Fund Data
     Performance Highlights


Landmark International Equity Fund
--------------------------------------------------------------------------------
  6  Statement of Assets and Liabilities
--------------------------------------------------------------------------------
  7  Statement of Operations
--------------------------------------------------------------------------------
  8  Statement of Changes in Net Assets
--------------------------------------------------------------------------------
  9  Financial Highlights
--------------------------------------------------------------------------------
 10  Notes to Financial Statements
--------------------------------------------------------------------------------
 12  Independent Auditors' Report
--------------------------------------------------------------------------------

International Equity Portfolio
--------------------------------------------------------------------------------
 13  Portfolio of Investments
--------------------------------------------------------------------------------
 19  Statement of Assets and Liabilities
     Statement of Operations
--------------------------------------------------------------------------------
 20  Statement of Changes in Net Assets
     Financial Highlights
--------------------------------------------------------------------------------
 21  Notes to Financial Statements
--------------------------------------------------------------------------------
 23  Independent Auditors' Report
--------------------------------------------------------------------------------

Remember that Mutual Fund Shares:

o  Are not bank deposits or FDIC insured

o  Are not obligations of or guaranteed by Citibank or any of its affiliates

o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
 Market Environment
--------------------------------------------------------------------------------

      1997 was an extraordinarily difficult year for some of the world's stock markets and an excellent year for others. Consequently, investors were rewarded handsomely for exposure to certain markets, and punished severely for participation in others. During the year, returns varied from a 60% drop in Malaysia to a 33% rise in Switzerland.

      On the negative side of the ledger, the Asian markets did very poorly. In Japan, a prolonged economic recession, tight fiscal policy and persistent problems in their financial system interrupted a market rally early in the year and kept stock prices depressed. The emerging markets of Southeast Asia declined sharply between July and October, the result of a currency crisis brought on by a number of economic factors. The Asian declines had a ripple effect throughout the world, affecting Latin America's emerging markets as well.

      In contrast, European markets provided attractive returns, the result of increased investor confidence in the early stages of an economic recovery. Another major theme driving European markets has been corporate restructuring, which is taking place as companies prepare for the start of the European Monetary Union on January 1, 1999. When barriers to trade and commerce are eliminated, European companies will find themselves competing in one market consisting of 375 million consumers. Companies are restructuring to compete effectively in that marketplace, and they are creating shareholder value as a result.

--------------------------------------------------------------------------------
 Fund Snapshot
--------------------------------------------------------------------------------

Commencement of Operations
March 1, 1991

Net Assets as of 12/31/97
$18.3 million

Fund Objective
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

Dividends
Paid semi-annually, if any

Capital Gains
Distributed semi-annually, if any

Benchmarks
o Lipper International Equity Funds Average
o Morgan Stanley Capital International Europe-
  Australia-Far East (MSCI EAFE) Index

Investment Adviser,
International Equity Portfolio
Citibank, N.A.

--------------------------------------------------------------------------------
 Portfolio Manager
--------------------------------------------------------------------------------

Trevor Forbes
Vice President, Citibank, N.A.

Mr. Forbes is based in Citibank's London office, and is manager of the International Equity Portfolio. He is the head of Citibank's International Equity Department in London and the senior portfolio manager of global, non-U.S. equity and European equity portfolios for institutional accounts. Before joining Citibank in 1991, Mr. Forbes managed the investment business of Abbey Life. The selection of specific securities is made by committees of Citibank investment personnel specializing in investments in the countries selected by Mr. Forbes.

--------------------------------------------------------------------------------
 The Portfolio Manager Responds
--------------------------------------------------------------------------------

      Throughout the year, the Portfolio's investment adviser, Citibank, N.A., worked to reduce the volatility of the Portfolio. This was accomplished by structuring the Portfolio to more closely mirror that of the major international equity index, the Morgan Stanley Europe, Australia, Far East (EAFE) Index. Using the EAFE Index as a benchmark, we aim to outperform the averages by overweighting or underweighting the individual geographic sectors that comprise the Index.

      We underweighted our exposure to Japan relative to the EAFE Index, and we shifted more of the Portfolio's assets to the markets of continental Europe. Within the European markets, we focused on Italy, Spain and Germany: three economies that are expected to benefit from the trend toward corporate restructuring. On the other hand, we were defensive in such markets as France, where restructuring is taking longer to become established, and the U.K., where rising interest rates may adversely affect corporate earnings. We tended to favor companies that manufacture products for export, because a rising U.S. dollar made these goods more attractively priced for U.S. consumers. We also held the stocks of several European finance companies that we expect to benefit from the recent surge in mergers and acquisitions activity.

      In Japan, we focused on large exporters, particularly companies with well-established markets in the U.S. We believe that these companies should be able to avoid the effects of Japan's domestic economic troubles and benefit from economic growth in overseas markets.

--------------------------------------------------------------------------------
 Quotes From The Portfolio Manager
--------------------------------------------------------------------------------

"1997 represented a turning point in international market cycles and economies, which helped produce some of the heightened volatility we saw during the year."

"We have reduced the Portfolio's exposure to Southeast Asia and adjusted its allocations to the more developed markets to help protect shareholders from the more volatile markets."

"We are seeing positive developments in Europe, where companies are restructuring in preparation for the European Monetary Union."

--------------------------------------------------------------------------------
 Strategy And Outlook
--------------------------------------------------------------------------------

      During the last few months of 1997, we began to detect a shift in the forces affecting certain international markets, and we repositioned the Portfolio accordingly. These changes appear to be taking place primarily within markets rather than among them. Consequently, our exposure to the various geographic regions relative to the EAFE Index remains basically unchanged; we continue to expect European markets to perform better than Asian markets. However, in Europe we have shifted some assets out of export companies and into companies with a more domestic orientation. This shift is a response to the repercussions of the Asian crisis, which may negatively affect exporters. In contrast, economic expansion within Europe and preparations for the European Monetary Union should benefit companies serving domestic markets.

      We have maintained a cautious stance toward Japan and the rest of Asia. In Japan, we are encouraged by recent developments suggesting that there may be a resolution to the country's economic problems. Yet, we would like to see more evidence of financial reform before increasing our holdings there. As for the emerging markets of Asia, we intend to avoid the region for the foreseeable future because of the risk of new negative developments.

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 By The Numbers
--------------------------------------------------------------------------------

     TOP TEN HOLDINGS OF THE PORTFOLIO
     (As of 12/31/97)

     Name                              Nation            % of Net Assets
     Allianz AG                        Germany                1.7%
     Honda Motor Co. Ltd.               Japan                 1.5%
     Seven-Eleven Japan Ltd.            Japan                 1.5%
     Nomura Securities Ltd.             Japan                 1.4%
     Bayerische Vereinsbank AG         Germany                1.4%
     Royal Dutch Petroleum Co.       Netherlands              1.4%
     Toyota Motor Corp.                 Japan                 1.4%
     Nippon Telegraph & Telephone Co.   Japan                 1.4%
     Fanuc Co.                          Japan                 1.3%
     Sony Corp.                         Japan                 1.3%
     ===================================================================
     INDUSTRIES AS A % OF THE PORTFOLIO

     Industries                                       % of Common Stocks
     ----------                                       ------------------
     Banking                                                14.1%
     Telephone Utilities                                     8.5%
     Insurance                                               7.3%
     Multi-Industry                                          6.7%
     Energy Sources                                          6.5%
     Pharmaceuticals & Health                                5.6%
     Retailing                                               5.3%
     Electrical & Gas Utilities                              4.9%
     Instruments & Components                                4.1%
     Chemicals                                               3.9%
     Financial Services                                      3.5%
     Electrical & Electronics                                3.4%
     Food & Household Products                               3.4%
     Automobiles                                             3.2%
     Machinery & Engineering                                 3.0%
     Business & Public Services                              2.6%
     Beverages & Tobacco                                     2.0%
     Building & Construction                                 1.2%
     Industrial Components                                   1.2%
     Leisure & Tourism                                       1.2%
     Non-Ferrous Metals                                      1.2%
     Real Estate                                             1.2%
     Steel                                                   1.2%
     Building Materials                                      0.9%
     Road & Rail Transport                                   0.8%
     Textiles                                                0.8%
     Forest Products & Paper                                 0.7%
     Data Processing & Reproduction                          0.5%
     International Trade                                     0.4%
     Aerospace & Defense                                     0.2%
     Household Appliances                                    0.2%
     Materials                                               0.2%
     Gold Mines                                              0.1%

-------------------------------------
CHANGES IN PORTFOLIO ASSET ALLOCATION
Portfolio of Investments
as of 12/31/97

[The following table was originally a pie chart in the printed materials.]

Europe                  62%
Japan                   32%
South America            3%
Pacific Basin            2%
Central America          1%

 ...Compared to 12/31/96

[The following table was originally a pie chart in the printed materials.]

Europe                  58%
Japan                   35%
Pacific Basin            4%
North America            3%

-------------------------------------

--------------------------------------------------------------------------------
 Fund Data  All Periods Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                    Total Returns
                                                         ------------------------------------
                                                                                     Since
                                                          One          Five          3/1/91
                                                         Year         Years*       Inception*
                                                       ---------    ----------     ----------
Landmark International Equity Fund
 without Sales Charge.................................   5.15%           7.92%         5.75%
Lipper International Equity Funds Average.............   5.44%          12.10%         8.36%+
MSCI EAFE Index.......................................   2.06%          11.71%         6.26%+
Landmark International Equity Fund
 with Maximum Sales Charge of 4.75%...................   0.16%           6.88%         5.00%

 *Average Annual Total Return
 +Since 2/28/91

Income Dividends Per Share     $0.025
Capital Gain Distribution      $0.941

--------------------------------------------------------------------------------
 Performance Highlights
--------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have grown to $13,965 with sales charge (as of 12/31/97). The graph shows how this compares to our benchmarks over the same period.

[The following table was originally a line graph in the printed materials.]

                Landmark         Landmark
              International    International      Lipper
              Equity Fund -    Equity Fund -   International     MSCI EAFE
              Without Sales     With Sales     Equity Funds        Index
                 Charge           Charge          Average       (unmanaged)
    2/28/91      10,000           9,525          10,000           10,000
    3/31/91       9,420           8,973           9,708            9,401
    4/30/91       9,740           9,277           9,831            9,496
    5/31/91       9,740           9,277           9,942            9,596
    6/30/91       9,760           9,296           9,451            8,890
    7/31/91       9,800           9,335           9,828            9,330
    8/31/91       9,910           9,439           9,748            9,142
    9/30/91      10,150           9,668          10,022            9,660
   10/31/91      10,200           9,716          10,081            9,800
   11/30/91       9,860           9,392           9,745            9,345
   12/31/91      10,161           9,678          10,203            9,834
    1/31/92      10,411           9,917          10,281            9,629
    2/29/92      10,602          10,098          10,282            9,290
    3/31/92      10,090           9,611           9,927            8,682
    4/30/92      10,361           9,869          10,143            8,728
    5/31/92      10,933          10,414          10,648            9,318
    6/30/92      10,622          10,118          10,356            8,882
    7/31/92      10,171           9,688           9,971            8,661
    8/31/92      10,221           9,735          10,072            9,210
    9/30/92       9,910           9,439           9,864            9,034
   10/31/92       9,749           9,286           9,595            8,566
   11/30/92       9,900           9,430           9,632            8,651
   12/31/92      10,013           9,537           9,741            8,701
    1/31/93      10,013           9,537           9,792            8,706
    2/28/93       9,973           9,499          10,039            8,974
    3/31/93      10,536          10,035          10,603            9,762
    4/30/93      10,797          10,284          11,148           10,693
    5/31/93      11,089          10,562          11,401           10,924
    6/30/93      10,827          10,313          11,172           10,756
    7/31/93      10,797          10,284          11,506           11,134
    8/31/93      11,390          10,849          12,241           11,738
    9/30/93      11,501          10,955          12,215           11,476
   10/31/93      12,044          11,472          12,790           11,832
   11/30/93      11,813          11,251          12,382           10,800
   12/31/93      12,999          12,381          13,608           11,582
    1/31/94      13,632          12,985          14,400           12,564
    2/28/94      13,089          12,468          14,075           12,532
    3/31/94      12,144          11,567          13,423           11,994
    4/30/94      12,144          11,567          13,749           12,506
    5/31/94      12,084          11,510          13,713           12,437
    6/30/94      11,903          11,338          13,558           12,616
    7/31/94      12,185          11,606          13,934           12,740
    8/31/94      12,748          12,142          14,346           13,045
    9/30/94      12,456          11,864          13,992           12,636
   10/31/94      12,345          11,759          14,258           13,060
   11/30/94      11,973          11,405          13,558           12,435
   12/31/94      11,509          10,962          13,418           12,516
    1/31/95      10,654          10,148          12,738           12,038
    2/28/95      10,915          10,397          12,756           12,006
    3/31/95      11,771          11,211          13,162           12,759
    4/30/95      12,052          11,480          13,590           13,243
    5/31/95      12,243          11,662          13,703           13,088
    6/30/95      12,666          12,064          13,703           12,861
    7/31/95      13,330          12,697          14,439           13,665
    8/31/95      13,360          12,726          14,169           13,147
    9/30/95      13,642          12,994          14,379           13,408
   10/31/95      13,481          12,840          14,206           13,051
   11/30/95      13,340          12,706          14,351           13,418
   12/31/95      13,590          12,945          14,787           13,961
    1/31/96      13,782          13,127          15,123           14,021
    2/29/96      13,631          12,983          15,180           14,072
    3/31/96      13,994          13,329          15,437           14,374
    4/30/96      14,449          13,762          15,917           14,795
    5/31/96      14,327          13,647          15,869           14,526
    6/30/96      14,368          13,685          15,974           14,612
    7/31/96      13,693          13,042          15,380           14,188
    8/31/96      13,553          12,909          15,551           14,222
    9/30/96      13,800          13,144          15,884           14,603
   10/31/96      13,628          12,981          15,771           14,457
   11/30/96      14,035          13,369          16,440           15,036
   12/31/96      13,942          13,280          16,491           14,846
    1/31/97      13,410          12,773          16,437           14,329
    2/28/97      13,599          12,953          16,669           14,567
    3/31/97      13,694          13,044          16,706           14,624
    4/30/97      13,765          13,111          16,739           14,705
    5/31/97      14,498          13,809          17,727           15,665
    6/30/97      15,353          14,623          18,548           16,533
    7/31/97      15,734          14,987          19,054           16,804
    8/31/97      14,673          13,976          17,671           15,552
    9/30/97      15,818          15,066          18,761           16,426
   10/31/97      14,601          13,908          17,346           15,168
   11/30/97      14,530          13,839          17,185           15,016
   12/31/97      14,661          13,965          17,328           15,151

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.
--------------------------------------------------------------------------------

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

--------------------------------------------------------------------------------
 Landmark International Equity Fund
--------------------------------------------------------------------------------
 Statement Of Assets And Liabilities December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investment in International Equity Portfolio, at value (Note 1A) ................  $18,337,228
Receivable for shares of beneficial interest ....................................        2,144
Other assets ....................................................................       30,872
                                                                                   -----------
    Total assets ................................................................   18,370,244
                                                                                   -----------

Liabilities:
Payable to affiliates--Shareholder servicing agents' fees (Note 2B) .............        4,068
Payable for shares of beneficial interest repurchased ...........................       25,599
Accrued expenses and other liabilities ..........................................        7,292
                                                                                   -----------
    Total liabilities ...........................................................       36,959
                                                                                   -----------
Net Assets for 1,605,565 shares of beneficial interest outstanding ..............  $18,333,285
                                                                                   ===========

Net Assets Consist of:
Paid-in capital .................................................................  $16,918,460
Unrealized appreciation on investments and foreign currency transactions ........      589,436
Accumulated net realized gain on investments ....................................      813,797
Undistributed net investment income .............................................       11,592
                                                                                   -----------
    Total .......................................................................  $18,333,285
                                                                                   ===========

Net Asset Value and Redemption Price Per Share of Beneficial Interest ...........       $11.42
                                                                                        ======

Computation of Offering Price:
Maximum Offering Price per share based on a 4.75% sales charge ($11.42/0.9525) ..       $11.99
                                                                                        ======

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark International Equity Fund
--------------------------------------------------------------------------------
 Statement Of Operations
 For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income (Note 1B):
Dividend Income from International Equity Portfolio .......................  $ 410,947
Interest Income from International Equity Portfolio .......................     23,216
Foreign Taxes Reclaimed ...................................................     49,233
Allocated Expenses from International Equity Portfolio ....................   (272,325)  $   211,071
                                                                             ---------

Expenses:
Administrative fees (Note 2A) .............................................     81,363
Shareholder Servicing Agents' fees (Note 2B) ..............................     67,802
Distribution fees (Note 3) ................................................     27,121
Expense fees (Note 6) .....................................................     29,404
                                                                             ---------
  Total expenses ..........................................................    205,690
  Less aggregate amount waived by Administrator (Note 2A) .................     (2,318)
                                                                             ---------
  Net Expenses ............................................................                  203,372
                                                                                         -----------
  Net investment income ...................................................                    7,699
                                                                                         -----------

Net Realized and Unrealized Gain (Loss) on investments and foreign exchange currency transactions from International Equity Portfolio:
Net realized gain .........................................................                1,836,248
Net change in unrealized depreciation .....................................                 (547,538)
                                                                                         -----------
Net realized and unrealized gain from International Equity Portfolio ......                1,288,710
                                                                                         -----------
Net Increase in Net Assets Resulting from Operations ......................              $ 1,296,409
                                                                                         ===========

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark International Equity Fund
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                      Year Ended December 31,
                                                                     ------------------------
                                                                      1997              1996
                                                                     ------            ------
Increase (Decrease) in Net Assets from:
Operations:
Net investment income ..........................................   $      7,699     $     59,031
Net realized gain ..............................................      1,836,248        3,355,063
Net change in unrealized depreciation ..........................       (547,538)      (2,347,696)
                                                                   ------------     ------------
Net increase in net assets resulting from operations ...........      1,296,409        1,066,398
                                                                   ------------     ------------

Distributions to Shareholders from:
Net investment income ..........................................        (39,505)         (50,630)
Net realized gain ..............................................     (1,553,863)      (4,844,487)
                                                                   ------------     ------------
 Total distributions to shareholders ...........................     (1,593,368)      (4,895,117)
                                                                   ------------     ------------

Transactions in Shares of Beneficial Interest (Note 5):
Net proceeds from sale of shares ...............................      4,764,326       18,623,948
Net asset value of shares issued to shareholders from
 reinvestment of dividends .....................................      1,239,732        4,137,524
Cost of shares repurchased .....................................    (19,962,458)     (18,503,357)
                                                                   ------------     ------------
Net increase (decrease) in net assets resulting from
 transactions in shares of beneficial interest .................    (13,958,400)       4,258,115
                                                                   ------------     ------------
Net Increase (Decrease) in Net Assets ..........................    (14,255,359)         429,396

Net Assets:
Beginning of period ............................................     32,588,644       32,159,248
                                                                   ------------     ------------
 End of period (including undistributed net investment income
 of $11,592 and $0) ............................................   $ 18,333,285     $ 32,588,644
                                                                   ============     ============

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark International Equity Fund
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,
                                              ---------------------------------------------------------------
                                                1997          1996          1995          1994#         1993#
                                              -------       -------       -------       -------       -------
Net Asset Value, beginning of period .......  $ 11.79       $ 13.46       $ 11.44       $ 12.93       $  9.96
                                              -------       -------       -------       -------       -------
Income From Operations:
Net investment income (loss) ...............    0.004*        0.028*        0.013*        0.001*       (0.003)*
Net realized and unrealized gain (loss) ....    0.592*        0.314*        2.055*       (1.483)*       2.973*
                                              -------       -------       -------       -------       -------
     Total from investment operations ......    0.596         0.342         2.068        (1.482)        2.970
                                              -------       -------       -------       -------       -------
Less Distributions From:
     Net investment income .................   (0.025)       (0.021)       (0.048)       (0.001)           --
     In excess of net investment income ....       --            --            --        (0.007)           --
     Net realized gain on investments ......   (0.941)       (1.991)           --            --            --
                                              -------       -------       -------       -------       -------
     Total from distributions ..............   (0.966)       (2.012)       (0.048)       (0.008)           --
                                              -------       -------       -------       -------       -------
Net Asset Value, end of period .............  $ 11.42       $ 11.79       $ 13.46       $ 11.44       $ 12.93
                                              =======       =======       =======       =======       =======
Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ..  $18,333       $32,589       $32,159       $28,848       $28,088
Ratio of expenses to average net assets ....     1.75%(A)      1.75%(A)      1.75%(A)      1.75%(A)      1.75%
Ratio of net investment income (loss) to
   average net assets ......................     0.03%         0.18%         0.10%         0.00%        (0.02)%
Portfolio turnover (B) .....................       --            --            --             5%           36%
Total return ...............................     5.15%         2.59%        18.08%       (11.46)%       29.82%

   Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and expenses had been limited to that required by certain state securities laws for the years ended December 31, 1993 and 1992, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share .....  $(0.004)*     $(0.002)*     $ 0.013*      $(0.018)*     $(0.116)*
   Ratios:
Expenses to average net assets .............     1.82%(A)      1.94%(A)      1.75%(A)      1.90%(A)      2.50%
Net investment income (loss) to
 average net assets ........................    (0.04)%       (0.01)%        0.10%        (0.15)%       (0.77)%

* The per share amounts were computed using a monthly average number of shares outstanding during the period.

(A) Includes the Fund's share of International Equity Portfolio allocated expenses for the periods subsequent to May 1, 1994.

(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

# On May 1, 1994, the Fund began investing all of its investable assets in International Equity Portfolio.

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark International Equity Fund
--------------------------------------------------------------------------------
 Notes To Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Landmark International Equity Fund (the "Fund") is a separate diversified series of Landmark International Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in International EquityPortfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 54.3% at December 31, 1997) in the net assets of the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The significant accounting policies consistently followed by the Fund are as follows:

A. Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. Accounting for Investments -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Additionally, each fund reclaims its pro rata portion of recoverable foreign taxes on dividends received by the Portfolio.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is required.

D. Expenses -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. Distributions -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1997, the Fund reclassified $43,398 to undistributed net investment income, $298,611 to accumulated gain on investments and $342,009 from paid-in-capital.

--------------------------------------------------------------------------------
 Landmark International Equity Fund
--------------------------------------------------------------------------------
 Notes To Financial Statements continued
--------------------------------------------------------------------------------

(2) Administrative Services Plan

The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. Administrative Fees -- Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $81,363 of which $2,318 was voluntarily waived for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. Shareholder Servicing Agents' Fees -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $67,802 for the year ended December 31, 1997.

(3) Distribution Fees

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated, in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. The Distribution fees amounted to $27,121 for the year ended December 31, 1997.

(4) Investment Transactions

Increase and decrease in the Fund's investment in the Portfolio for the year ended December 31, 1997 aggregated $4,828,582 and $21,871,327, respectively.

(5) Shares Of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                               Years Ended December 31,
                               -----------------------
                                  1997         1996
                               ----------   ----------
Shares sold .................     406,371    1,410,053
Shares issued to shareholders
 from reinvestment of
  dividends .................     108,405      339,891
Shares repurchased ..........  (1,672,672)  (1,376,401)
                               ----------   ----------
   Net increase (decrease) ..  (1,157,896)     373,543
                               ==========   ==========

--------------------------------------------------------------------------------
 Landmark International Equity Fund
--------------------------------------------------------------------------------
 Notes To Financial Statements continued
--------------------------------------------------------------------------------

(6) Expense Fees

CFBDS has entered into an expense agreement with the Fund. CFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay to CFBDS an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator, would on an annual basis exceed an agreed upon rate, currently 1.75% of average daily net assets.

(7) Subsequent Event

Effective March 2, 1998, the name of the Fund will be changed to CitiFundsSM International Equity Portfolio, and the Trust will change its name to CitiFundSM International Trust.

--------------------------------------------------------------------------------
 Landmark International Equity Fund
--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Trustees of Landmark International Funds (the Trust) and the Shareholders of Landmark International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark International Equity Fund (the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 2, 1998

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997
--------------------------------------------------------------------------------

Issuer/Industry                                   Shares       Value
--------------------------------------------------------------------------------
COMMON STOCKS--94.7%
--------------------------------------------------------------------------------
American Depository Receipts/ ADR's-1.2%
Empressa ICA Sociedad
  Building & Construction ...................      2,891   $   47,521
Lukoil Oil Co.
  Energy Sources ............................      2,200      202,400
Surgutneftegaz
  Energy Sources ............................      7,500       75,975
Telefonos de Mexico
  Telephone Utilities .......................      1,370       76,805
                                                           ----------
                                                              402,701
                                                           ----------
Australia-2.0%
Australia & New Zealand Bank Corp.
  Banking ...................................     14,417       95,278
Broken Hill Proprietary
  Energy Sources ............................     10,500       97,518
C.S.R. Ltd.
  Multi-Industry ............................     21,400       72,527
Centaur Mining &
  Exploration Ltd.*
  Gold Mines ................................     57,000       20,061
Mayne Nickless Ltd.
  Multi-Industry ............................     10,912       57,677
News Corp. Ltd.
  Business & Public Services ................     20,063      110,754
North Ltd.
  Non-Ferrous Metals ........................     21,500       56,639
Pacific Dunlop Ltd.
  Multi-Industry ............................     31,000       65,664
Woodside Petroleum Ltd.
  Energy Sources ............................     12,500       88,149
                                                           ----------
                                                              664,267
                                                           ----------
Brazil-2.7%
Aracruz Celulos SA
  Forest Products & Paper ...................     29,001       40,018
Banco Bradesco SA-Preferred
  Banking ...................................  5,910,953       56,740
CIA Cervejaria Brahma
  Beverages & Tobacco .......................     66,181       44,474
CIA Energetica de Minas
  Electrical & Gas Utilities ................  1,039,347       45,157
CIA Vale do Rio
  Doce-Preferred Steel ......................      4,952       49,806
Light Servicos de Electrcid
  Electrical & Gas Utilities ................    142,000       59,161
Petroleo Brasileiro SA
  Energy Sources ............................    348,015       81,387
Telecommunicacoes Brasileiras
  Telephone Utilities .......................  3,530,000      402,642
Telecommunicacoes
  de Sao-Preferred
  Telephone Utilities .......................    251,937       67,043
Telecommunicacoes
  de Sao-Rights
  Telephone Utilities .......................     10,561        2,810
Usiminas
  Steel .....................................      4,583       27,103
White Martins SA
  Chemicals .................................     18,318       26,754
                                                           ----------
                                                              903,095
                                                           ----------
Denmark-1.9%
Carli Gry International AS
  Textiles ..................................      2,740      153,957
Den Danske Bank
  Banking ...................................      1,000      133,248
Falck AS
  Multi-Industry ............................      1,450       67,189
Jyske Bank AS
  Banking ...................................        800       97,491
Novo-Nordisk AS-Class B
  Pharmaceuticals & Health ..................      1,245      178,068
                                                           ----------
                                                              629,953
                                                           ----------
Finland-0.5%
Nokia AB
  Telephone Utilities .......................      2,372      168,404
                                                           ----------

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997 continued
--------------------------------------------------------------------------------

Issuer/Industry                                   Shares       Value
--------------------------------------------------------------------------------

France-8.6%
AXA-UAP
  Insurance .................................      2,234   $  172,863
Accor French
  Leisure & Tourism .........................        939      174,585
Alcatel Alsthom
  Electrical & Electronics ..................      1,504      191,171
Atos SA (Ex Axime)
  Financial Services ........................      1,396      179,994
BNP
  Banking ...................................      3,184      169,238
CIE Fin Paribas
  Financial Services ........................      2,061      179,098
CIE Generale Des Eaux
  Electrical & Gas Utilities ................      1,332      185,907
Canal Plus
  Business & Public Services ................      1,034      192,248
Compagnie de Saint Gobain
  Multi-Industry ............................      1,273      180,845
France Telecom
  Multi-Industry ............................      3,945      143,091
Pinault-Printemps
  Retailing .................................        350      186,733
Rhone Poulenc
  Chemicals .................................      3,964      177,568
Sanofi SA
  Pharmaceuticals & Health ..................      1,707      190,029
Societe Fonciere Lyonnaise
  Multi-Industry ............................      1,743      204,752
Societe Nationale Elf Aquitaine
  Energy Sources ............................      2,415      280,884
Total SA-Class B
  Energy Sources ............................        841       91,527
                                                           ----------
                                                            2,900,533
                                                           ----------
Germany-9.1%
Allianz AG
  Insurance .................................      2,266      586,985
Bayer AG
  Chemicals .................................      7,200   $  268,957
Bayerische Vereinsbank AG
  Banking ...................................      7,260      475,000
Dresdner Bank AG
  Banking ...................................      7,316      336,485
Metro AG
  Retailing .................................      4,892      175,399
Preussag AG
  Multi-Industry ............................        610      186,159
Rhoen-Klinikum
  Pharmaceuticals & Health ..................      1,214      118,771
SGL Carbon AG
  Non-Ferrous Metals ........................      1,173      151,275
Siemens AG
  Instruments & Components ..................      4,000      236,805
Suedzucker AG
  Food & Household Products .................        244      119,359
Veba AG
  Electrical & Gas Utilities ................      6,342      431,860
                                                           ----------
                                                            3,087,055
                                                           ----------
Italy-4.4%
Assicurazioni Generali Spa
  Insurance .................................      8,551      210,029
Banca Commerciale Italiana
  Banking ...................................     65,276      226,935
Ente Natzionale Idrocarburi
  Energy Sources ............................     38,455      218,035
Fiat Spa
  Automobiles ...............................     18,462       53,695
IMI
  Banking ...................................     11,676      138,607
Instituto Bancario San Paulo
  Banking ...................................     15,463      147,725
Mediaset SPA
  Business & Public Services ................     17,489       85,913
Telecom Italia Mobile Spa
  Telephone Utilities .......................     72,417      334,248

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997 continued
--------------------------------------------------------------------------------

Issuer/Industry                                   Shares       Value
--------------------------------------------------------------------------------

Unicem
  Building Materials ........................      9,000   $   73,491
                                                           ----------
                                                            1,488,678
                                                           ----------
Japan-29.8%
Aoyama Trading Co.
  Retailing .................................      6,200      110,638
Bank of Tokyo Mitsubishi
  Banking ...................................     23,050      317,762
Canon Inc.
  Electrical & Electronics ..................     16,000      372,520
Dai-Ichi Kangyo Bank
  Banking ...................................     20,000      117,944
Dai Nippon Printing
  Multi-Industry ............................     10,000      187,639
Fanuc Co.
  Machinery & Engineering ...................     12,000      454,009
Fuji Bank
  Banking ...................................     20,000       80,876
Fuji Photo Film Co.
  Household Appliances ......................      2,000       76,587
Fujitsu Ltd.
  Instruments & Components ..................     33,000      353,833
Honda Motor Co. Ltd.
  Automobiles ...............................     14,000      513,594
Industrial Bank of Japan
  Banking ...................................        360        2,564
Japan Tobacco
  Beverages & Tobacco .......................         56      397,151
Kawasaki Steel Corp.
  Steel .....................................    110,000      149,958
Marubeni Corp.
  International Trade .......................     73,000      128,031
Mitsubishi Heavy Industries
  Machinery & Engineering ...................     70,000      291,644
Mitsubishi Trust & Banking
  Financial Services ........................     21,000      210,692
Mitsui Mining & Smelting Co.
  Non-Ferrous Metals ........................     32,000      128,422
NTT Data Comm Systems Corp.
  Telephone Utilities .......................          7      376,886
Nippon Kokan K.K
  Steel .....................................    100,000       79,651
Nippon Oil Co.
  Energy Sources ............................     45,000      116,145
Nippon Paper Industries
  Forest Products & Paper ...................     50,000      196,063
Nippon Telegraph & Telephone Co.
  Telephone Utilities .......................         53      454,622
Nomura Securities Ltd.
  Financial Services ........................     36,000      479,743
Obayashi
  Building & Construction ...................     60,000      204,028
Osaka Gas Co. Ltd.
  Electrical & Gas Utilities ................    100,000      228,230
Ryohin Keikaku Co.
  Food & Household Products .................      1,600      105,384
Sankyo Co. Ltd.
  Pharmaceuticals & Health ..................     14,000      316,305
Seven-Eleven Japan Ltd.
  Retailing .................................      7,000      495,366
Shin-Etsu Chemical Co.
  Chemicals .................................     16,800      320,380
Sony Corp.
  Electrical & Electronics ..................      5,000      444,206
Sumitomo Bank Ltd.
  Banking ...................................     20,000      228,230
Sumitomo Electric Industries
  Industrial Components .....................     26,000      354,446
TDK Corp.
  Instruments & Components ..................      5,000      376,809
Tokio Marine & Fire Insurance
  Insurance .................................     36,000      408,057
Tokyo Electron Ltd.
  Instruments & Components ..................      8,800      281,719
Toray Industries Inc.
  Textiles ..................................     22,000       98,568

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997 continued
--------------------------------------------------------------------------------

Issuer/Industry                                   Shares       Value
--------------------------------------------------------------------------------

Toyota Motor Corp.
  Automobiles ...............................     16,000   $  458,298
Yamato Transport Co. Ltd.
  Road & Rail Transport .....................     11,000      147,431
                                                           ----------
                                                           10,064,431
                                                           ----------
Mexico-1.1%
Alfa SA
  Multi-Industry ............................      7,848       53,192
Apasco SA
  Building Materials ........................      6,000       41,633
Cemex SA
  Building Materials ........................     14,941       67,666
CIFRA-Class C
  Retailing .................................     17,220       38,620
CIFRA SA
  Retailing .................................      1,357        3,346
Desc SA-Class B
  Multi-Industry ............................      4,794       45,799
Desc SA-Class C
  Multi-Industry ............................         84          791
Grupo Carso
  Multi-Industry ............................      7,200       48,175
Hylsamex SA
  Steel .....................................      5,263       30,976
Kimberly Clark
  Pharmaceuticals & Health ..................      5,610       27,457
                                                           ----------
                                                              357,655
                                                           ----------
Netherlands-5.5%
Akzo Nobel
  Chemicals .................................      1,112      191,727
Baan Company NV*
  Data Processing &
  Reproduction ..............................      5,234      171,399
Benckiser NV
  Food & Household Products .................      2,191       90,659
BeSemiconductor Industries*
  Instruments & Components ..................      6,970       68,750
Elsevier NV
  Business & Public Services ................     11,503      186,077
ING Groep NV
  Insurance .................................      6,807      286,695
Philips Electronics NV
  Industrial Components .....................        600       35,983
Royal Dutch Petroleum Co.
  Energy Sources ............................      8,544      468,990
Vendex International NV
  Retailing .................................      3,542      195,472
Ver Ned Uitgevers
  Business & Public Services ................      5,949      167,821
                                                           ----------
                                                            1,863,573
                                                           ----------
Spain-4.9%
Argentina Corp.
  Banking ...................................      5,966      363,012
Banco Bilbao Vizcaya
  Banking ...................................      5,882      190,340
Banco Central Hispano
  Banking ...................................      8,552      208,257
Corp Financiera Reunida*
  Financial Services ........................     15,722       84,105
Fomento Const Y Contra
  Building & Construction ...................      2,419       92,092
Gas Natural SDG SA
  Electrical & Gas Utilities ................      4,663      241,796
Telefonica Nacional Espana
  Telephone Utilities .......................     10,569      301,773
Vallehermoso SA
  Real Estate ...............................      2,801       85,859
Viscofan Envoltura
  Food & Household Products .................      3,619       90,861
                                                           ----------
                                                            1,658,095
                                                           ----------
Switzerland-6.3%
Ciba Specialty Chemicals
  Chemicals .................................      2,097      249,711
Credit Suisse Group
  Banking ...................................      2,261      349,703

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997 continued
--------------------------------------------------------------------------------

Issuer                                            Shares       Value
--------------------------------------------------------------------------------

Nestle SA
  Food & Household Products .................        279   $  417,965
Novartis AG
  Pharmaceuticals & Health ..................        170      275,733
Rieter Holdings Ltd.
  Machinery & Engineering ...................        470      200,712
Union Bank of Switzerland
  Multi-Industry ............................        282      407,599
Zurich Versicherungs
  Insurance .................................        467      222,442
                                                           ----------
                                                            2,123,865
                                                           ----------
United Kingdom-16.7%
Avis Europe
  Road & Rail Transport .....................     30,045       85,867
B.A.T. Industries
  Multi-Industry ............................     13,784      125,698
BTR
  Multi-Industry ............................     59,700      180,425
Barclays Bank
  Banking ...................................      7,586      201,951
British Aerospace
  Aerospace & Defense .......................      2,369       67,510
British Petroleum Co.
  Energy Sources ............................     24,275      321,123
British Telecommunications
  Telephone Utilities .......................     28,863      227,428
Cable & Wireless
  Telephone Utilities .......................     15,889      139,623
Caradon
  Miscellaneous Materials ...................     20,889       60,729
Centrica
  Electrical & Gas Utilities ................     46,149       67,841
Diageo
  Beverages & Tobacco .......................     22,800      208,591
General Electric
  Electrical & Electronics ..................     14,562       94,357
Glaxo Wellcome
  Pharmaceuticals & Health ..................     17,931      427,485
Hillsdown Holdings
  Food & Household Products .................     55,483      134,874
HSBC Holdings
  Banking ...................................      8,089      209,922
Kingfisher
  Retailing .................................     10,008      139,724
Ladbroke Group
  Leisure & Tourism .........................     43,610      189,102
Lloyds TSB Group
  Banking ...................................     27,932      363,384
Logica
  Business & Public Services ................      8,001      152,837
London International Group
  Pharmaceuticals & Health ..................     37,838       99,438
Marks & Spencer
  Retailing .................................     12,357      122,202
National Power
  Electrical & Gas Utilities ................     12,839      126,528
Prudential Corp.
  Insurance .................................     20,058      244,253
RMC Group
  Building Materials ........................      8,098      114,654
Reed International
  Business & Public Services ................     11,272      107,383
Royal & Sun Alliance
  Insurance .................................     20,419      205,589
Sainsbury
  Retailing .................................     25,834      217,678
Severn Trent Water
  Electrical & Gas Utilities ................     10,745      172,604
SmithKline Beecham
  Real Estate ...............................     29,797      307,108
Tomkins
  Multi-Industry ............................     24,978      118,156

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997 continued
--------------------------------------------------------------------------------

Issuer                                            Shares       Value
--------------------------------------------------------------------------------

Unilever
  Food & Household Products .................     13,306   $  114,455
Vodafone
  Telephone Utilities .......................     23,908      172,782
Zeneca
  Pharmaceuticals & Health ..................      4,080      144,519
                                                           ----------
                                                            5,665,820
                                                           ----------

Issuer                                                         Value
--------------------------------------------------------------------------------

Total Investments
  (Identified Cost $31,526,723) .............      94.7%  $31,978,125
Other Assets,
  Less Liabilities ..........................       5.3     1,792,195
                                                -------   -----------
Net Assets ..................................       100%  $33,770,320
                                                =======   ===========

*Non income producing.

See notes to financial statements.

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Assets And Liabilities  December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments at value (Note 1A) (Identified Cost, $31,526,723) ....   $31,978,125
Foreign currency, at value (Cost, $276,199) ......................       274,619
Cash .............................................................     1,343,321
Receivable for investments sold ..................................       175,695
Dividends and interest receivable ................................        34,419
                                                                     -----------
    Total assets .................................................    33,806,179
                                                                     -----------
Liabilities:
Payable for securities purchased .................................         1,012
Payable to affiliates--Investment advisory fees (Note 2) .........        29,466
Other liabilities ................................................         5,381
                                                                     -----------
    Total liabilities ............................................        35,859
                                                                     -----------
Net Assets .......................................................   $33,770,320
                                                                     ===========
Represented by:
Paid-in capital for beneficial interests .........................   $33,770,320
                                                                     ===========

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Operations For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign withholding tax of $158,000) ......    $  663,153
Interest ....................................................        34,845
                                                                 ----------
  Total investment income ...................................                  $  697,998
                                                                               ----------
Expenses:
Investment advisory fees (Note 2) ...........................       440,517
Administrative fees (Note 3) ................................        22,029
Expense fees (Note 6) .......................................         2,479
                                                                 ----------
  Total expenses ............................................       465,025
  Less aggregate amount waived by the Investment Advisor and
    the Administrator (Note 2 and Note 3) ...................       (24,529)      440,496
                                                                 ----------    ----------
  Net investment income .....................................                     257,502
                                                                               ----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions ................     3,048,556
Net realized gain on foreign exchange currencies transactions        94,860
                                                                 ----------
  Net realized gain .........................................                   3,143,416
                                                                               ----------
Unrealized appreciation (depreciation) on investments--
   Beginning of period ......................................     1,419,174
   End of period ............................................       454,843      (964,331)
                                                                 ----------
Translation of other assets and liabilities denominated
   in foreign currencies--net ...............................                      (4,253)
                                                                               ----------
   Net change in unrealized appreciation (depreciation) .....                    (968,584)
                                                                               ----------
   Net realized and unrealized gain on investments ..........                   2,174,832
                                                                               ----------
Net Increase in Net Assets Resulting from Operations ........                  $2,432,334
                                                                               ==========

See notes to financial statements

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                                           -----------------------------
                                                                               1997             1996
                                                                           ------------     ------------
Increase (Decrease) in Net Assets from:
Operations:
Net investment income .................................................    $    257,502     $    306,984
Net realized gain on investments and foreign exchange transactions ....       3,143,416        3,632,070
Net change in unrealized depreciation of investments and
  foreign currency exchange ...........................................        (968,584)      (2,379,237)
                                                                           ------------     ------------
    Net increase in net assets resulting from operations ..............       2,432,334        1,559,817
                                                                           ------------     ------------

Capital Transactions:
Proceeds from contributions ...........................................       7,972,770       28,377,160
Value of withdrawals ..................................................     (25,691,025)     (20,994,299)
                                                                           ------------     ------------
    Net increase (decrease) in net assets from capital transactions ...     (17,718,255)       7,382,861
                                                                           ------------     ------------
Net Increase (Decrease) in Net Assets: ................................     (15,285,921)       8,942,678

Net Assets:
Beginning of period ...................................................      49,056,241       40,113,563
                                                                           ------------     ------------
End of period .........................................................    $ 33,770,320     $ 49,056,241
                                                                           ============     ============

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                                                             May 1, 1994
                                                             Year Ended December 31,        (Commencement
                                                          -----------------------------    of Operations) of
                                                            1997       1996       1995     December 31, 1994
                                                          -------    -------    -------    -----------------
Ratios/Supplemental Data:
Net Assets, end of period (000's omitted) .............   $33,770    $49,056    $40,114        $32,153
Ratio of expenses to average net assets ...............      1.00%      1.11%      1.20%          1.22%*
Ratio of net investment income to average net assets ..      0.58%      0.65%      0.59%          0.60%*
Portfolio turnover ....................................        99%       109%        51%            25%
Average commission rate per share (A) .................   $0.0418    $0.0321        N/A            N/A

Note: If the Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

Expenses to average net assets.........................      1.06%      1.13%       N/A            N/A
Net investment income to average net assets............      0.52%      0.63%       N/A            N/A

*     Annualized

(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Notes To Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

International Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Portfolio are as follows:

A. Investment Security Valuations -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service approved by the Board of Trustees, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. Foreign Currency Translation -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income, expenses and foreign taxes withheld recorded and the actual amount received or paid.

C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. Accounting for Investments -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

E. U.S. Federal Income and Other Taxes -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.

F. Expenses -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG.

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Notes To Financial Statements continued
--------------------------------------------------------------------------------

Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. Repurchase Agreements -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) Investment Advisory Fees

The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $440,517 of which $2,500 was voluntarily waived for the year ended December 31, 1997. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) Administrative Fees

Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $22,029, all of which was voluntarily waived for the year ended December 31, 1997. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) Purchases And Sales Of Investments

For the year ended December 31, 1997, purchases and sales of investment securities, other than short-term investments, aggregated $42,085,219 and $58,852,525, respectively.

(5) Federal Income Tax Basis Of Investments

The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at December 31, 1997 as com puted on a federal income tax basis, are as follows:

Aggregate cost......................    $31,580,776
                                        ===========
Gross unrealized appreciation.......    $ 3,966,685
Gross unrealized depreciation.......     (3,569,336)
                                        -----------
Net unrealized appreciation.........    $   397,349
                                        ===========

(6) Expense Fees

SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, which as of July 1, 1996 is 1.00% of average daily net assets.

(7) Financial Instruments

The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at December 31, 1997.

(8) Line of Credit

The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1997, the commitment fee allocated to the Portfolio was $189. Since the line of credit was established, there have been no borrowings.

--------------------------------------------------------------------------------
 International Equity Portfolio
--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Trustees and the Investors of The Premium Portfolios (the Trust), with respect to its series, International Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1997 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

      In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 2, 1998

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
(OF EMERGING ASIAN MARKETS
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

INTL/EAE/A/97            Printed on Recycled Paper [RECYCLED LOGO]


                                   [LOGO] LANDMARK(SM) FUNDS
                                          Advised by Citibank, N.A.

                                          Landmark
                                          Emerging
                                          Asian Markets
                                          Equity Fund

                                          --------------------
                                           ANNUAL
                                           REPORT

                                           December 31, 1997
                                          ---------------------

--------------------------------------------------------------------------------
                          A Letter To Our Shareholders
--------------------------------------------------------------------------------

Dear Shareholder:

      The stock markets of Southeast Asia suffered sharp declines during 1997, the repercussions of which were felt worldwide. Between July and November, economic crises spread throughout the region, largely the result of the region's policy of pegging their currencies to the U.S. dollar. As the value of the U.S. dollar strengthened against most other currencies, the region's exports became more expensive for overseas consumers. Consequently, the region's business managers were unable to sustain the rate of growth on which they based their revenue and profit projections. As the region's growth slowed, several nations were forced to devalue their currencies. Many companies incurred severe losses in foreign exchange markets and could no longer meet their debt obligations.

      The Portfolio's investment adviser, Citibank, N.A., managed the Landmark Emerging Asian Markets Equity Fund in accordance with its investment objective: long-term capital growth. Through its investment in the Emerging Asian Markets Equity Portfolio, the Fund invests primarily in equity securities of companies in Asian countries with emerging markets and developing economies.

      This report reviews the Portfolio's investment activities and performance for the 12-month period ended December 31, 1997, and provides a summary of Citibank's perspective on and outlook for the emerging Asian financial markets.

      Please note that effective March 2, 1998, the name of the Fund will be changed to CitiFunds(SM) Emerging Asian Markets Equity Portfolio.

      On behalf of the Board of Trustees of the Funds, I want to thank you for your confidence and participation.


/s/ Philip W. Coolidge

Philip W. Coolidge
President
January 20, 1998

--------------------------------------------------------------------------------
TABLE OF CONTENTS

  1  A Letter to Our Shareholders
--------------------------------------------------------------------------------
     Market Environment
  2  Fund Snapshot
     Portfolio Manager
--------------------------------------------------------------------------------
     Quotes from the Portfolio Manager
  3  The Portfolio Manager Responds
     Strategy and Outlook
--------------------------------------------------------------------------------
  4  Emerging Asian Markets Equity
      Portfolio by the  Numbers
--------------------------------------------------------------------------------
  5  Fund Data
     Performance Highlights

Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
  6  Statement of Assets and Liabilities
     Statement of Operations
--------------------------------------------------------------------------------
  7  Statement of Changes in Net Assets
--------------------------------------------------------------------------------
  8  Financial Highlights
--------------------------------------------------------------------------------
  9  Notes to Financial Statements
--------------------------------------------------------------------------------
 12  Independent Auditors' Report
--------------------------------------------------------------------------------

Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 13  Portfolio of Investments
--------------------------------------------------------------------------------
 15  Statement of Assets and Liabilities
     Statement of Operations
--------------------------------------------------------------------------------
 16  Statement of Changes in Net Assets
     Financial Highlights
--------------------------------------------------------------------------------
 17  Notes to Financial Statements
--------------------------------------------------------------------------------
 19  Independent Auditors' Report

--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:

o  Are not bank deposits or FDIC insured

o  Are not obligations of or guaranteed by Citibank or any of its affiliates

o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
 Market Environment
--------------------------------------------------------------------------------

      The economic events of 1997 created severe problems for the region's equity markets. Stock markets in Thailand, Malaysia, Indonesia and the Philippines all lost more than 40% of their value during the year. These declines were even worse for those who paid for their investments in U.S. dollars. Devaluations of local currencies created adverse exchange-rate movements, which exacerbated the region's poor stock market performance for U.S. investors. In U.S. dollar terms, the stock market declines measured 60% or more.

      These events were largely triggered by the devaluation of Thailand's currency, the Thai baht, in early July. This devaluation created enormous problems for businesses that had borrowed in U.S. dollars to finance their operations and growth, but had not hedged their positions against adverse fluctuations in currency exchange rates. When the devaluation occurred, the cost of these loans in local currency terms immediately skyrocketed. And as exports from the region slowed, companies found themselves unable to pay interest and repay principal in a timely manner.

      It soon became apparent that the systemic problems that caused the initial crisis in Thailand were present in neighboring countries as well. When large amounts of unhedged, U.S. dollar-denominated debt were found in Malaysia, the Philippines and Indonesia, these countries experienced their own set-backs. Even countries with fundamentally sound economies, such as Hong Kong, Australia and New Zealand, were negatively affected by the region's problems. The ultimate result: defaulted loans, plunging revenues, bankrupt businesses and an economic quagmire of sizeable proportions.

--------------------------------------------------------------------------------
 Fund Snapshot
--------------------------------------------------------------------------------

Commencement of Operations
August 23, 1995

Net Assets as of 12/31/97
$1.7 million

Fund Objective
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

Dividends
Paid semi-annually, if any

Capital Gains
Distributed annually, if any

Benchmarks
o Lipper Pacific (Ex-Japan) Funds Average
o MSCI EMFFar East Index (excluding Korea)

Investment Adviser,
Emerging Asian Markets Equity Portfolio
Citibank, N.A.

--------------------------------------------------------------------------------
 Portfolio Manager
--------------------------------------------------------------------------------

Shern Liang Tan
Vice President

      Mr. Tan is a Portfolio Manager for the Citibank Private Bank's Singapore investment unit. His responsibilities include managing both Asian equity mutual funds and portfolios for high net worth investors. His comprehensive expertise includes the emerging as well as developed markets of Asia.

      Mr. Tan has six years of experience managing investments in Asian equities. He specializes in industrialized and emerging opportunities in Hong Kong, Thailand, the Philippines, and New Zealand. He also covers the equity markets in Australia, Singapore and Indonesia.

      Mr. Tan graduated with Distinction from the University of Michigan, Ann Arbor, and is a Certified Financial Analyst.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Quotes From The Portfolio Manager
--------------------------------------------------------------------------------

"The devaluation of the Thai baht triggered a currency crisis that quickly spread throughout the region."

"We positioned the portfolio defensively early in the year, raising cash and avoiding economically sensitive industries."

"We remain cautious regarding the near-term future of Southeast Asia; over the longer term, how ever, we are more optimistic."

--------------------------------------------------------------------------------
 The Portfolio Manager Responds
--------------------------------------------------------------------------------

      The Funds, investment adviser, Citibank, N.A., was quick to adopt a defensive position in the second quarter of this year, raising the cash position of the Portfolio to between 10% and 15% of assets. In hindsight, we recognize that an even larger cash position would have been warranted. Nonetheless, our defensive posture helped shelter the Portfolio from the full force of Southeast Asia's market declines.

      In addition, we actively managed the allocation of the Portfolio's assets among the region's markets according to our view of their short and long-term prospects. Before Thailand's currency crisis in July, we underweighted the Thai market relative to our "neutral" position. After Thailand's market suffered its declines, we began to increase our exposure to carefully selected companies that we believe were undervalued as a result of the crisis. For example, we found some opportunities in Thailand's financial industry after the currency crisis had caused roughly half of the nation's finance companies to close their doors. The finance companies in which we invested were, in our opinion, the strongest of the strong, and they should prosper as Thailand's economy recovers.

      We also found opportunities throughout the region in industries that should do relatively well even in an economic slowdown. For example, we have invested in a variety of energy-related businesses that tend to generate high-quality earnings. We also hold the stocks of companies that produce basic necessities, such as food, that may also do relatively well in a recessionary environment. At the same time, we have avoided interest rate sensitive stocks such as most banks, real estate and construction companies. We are currently invested in securities in the countries of Malaysia, Thailand, Indonesia and the Philippines.

--------------------------------------------------------------------------------
 Strategy And Outlook
--------------------------------------------------------------------------------

      We remain cautious regarding the near-term future of Southeast Asia. We expect 1998 to be a difficult year for most of the region as the impacts of higher interest rates and devalued currencies work their way through the troubled economies. Corporate earnings will remain uncertain until the economic picture clears.

      Over the longer term, however, we are more optimistic. We believe that the swift market declines exposed most of the region's economic and financial weaknesses, many of which will be rectified in the years ahead. That's not to say that we believe the recovery will be swift and sure; far from it. The next several years are likely to be difficult ones for local businesses and residents. But, just as Latin America solved its systemic problems earlier in the decade, we expect Southeast Asia to emerge from these difficulties.

      Our strategy in this difficult environment is to complement our top-down economic and market analyses with an intent focus on individual stock selection. By remaining defensive in terms of our market allocations, industry weightings and stock selection, we believe we can help shareholders benefit from the best Southeast Asia has to offer as it recovers from the crises of 1997.

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 By The Numbers
--------------------------------------------------------------------------------

     TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
     (As of 12/31/97)

     Name                                  Nation        % of Net Assets
     Tenaga Nasional Berhad               Malaysia            8.5%
     Telekom Malaysia                     Malaysia            7.3%
     Pt Telecomunikasion                  Indonesia           7.2%
     Ptt Exploration & Products           Thailand            4.9%
     Pt Daya Guna Samudera                Indonesia           3.7%
     Malayan Banking Berhad               Malaysia            3.6%
     Advanced Information Services        Thailand            3.2%
     Ayala Land Inc.                     Philippines          2.8%
     Philippine Long Distance Telephone  Philippines          2.8%
     Bangkok Bank Co. Ltd.                Thailand            2.7%
     ===================================================================
     INDUSTRIES AS A % OF THE PORTFOLIO

     Industries                                       % of Common Stocks
     ----------                                       ------------------
     Utilities                                               25.0%
     Telecommunications                                      15.6%
     Banking                                                 11.6%
     Consumer                                                10.6%
     Property                                                 6.2%
     Leisure & Tourism                                        5.9%
     Energy                                                   5.5%
     Plantations                                              3.3%
     Property/Hotel                                           2.6%
     Media                                                    2.4%
     Multi-Industry                                           2.2%
     Transport                                                2.2%
     Automobile                                               2.1%
     Building Materials                                       1.6%
     Construction/Engineering                                 1.3%
     Finance/Securities                                       1.2%
     Resource/Paper                                           0.6%
     Manufacturing                                            0.1%

CHANGES IN PORTFOLIO
ASSET ALLOCATION
Portfolio of Investments
as of 12/31/97

[The following table was originally a pie chart in the printed materials.]

Malaysia          52%
Thailand          19%
Indonesia         17%
Philippines       12%

 ...Compared to 12/31/96

[The following table was originally a pie chart in the printed materials.]

Malaysia          54%
Indonesia         18%
Thailand          14%
Philippines       14%

--------------------------------------------------------------------------------
 Fund Data  All Periods Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                                  Total Returns
                                                                          ---------------------------
                                                                                              Since
                                                                            One              8/23/95
                                                                           Year            Inception*
                                                                          -------           --------
Landmark Emerging Asian Markets Equity Fund without Sales Charge ...      (63.91)%           (34.62)%
Lipper Pacific (Ex-Japan) Funds Average.............................      (35.45)%           (15.06)%+
MSCI EMF/Far East Index (excluding Korea)...........................      (70.08)%           (39.22)%+
Landmark Emerging Asian Markets Equity Fund
 with Maximum Sales Charge of 4.75%.................................      (65.62)%           (35.96)%

*Average Annual Total Return.
+From 8/31/95

--------------------------------------------------------------------------------
 Performance Highlights
--------------------------------------------------------------------------------

A $10,000 investment in the Fund made on inception date would have decreased to $3,495 with sales charge (as of 12/31/97). The graph shows how this compares to our benchmarks over the same period.

[The following table was originally a line graph in the printed materials.]

            Landmark Emerging      Landmark        Lipper
              Asian Markets     Emerging Asian    Pacific        MSCI EMF Far
              Equity Fund -     Markets Equity   (Ex-Japan)      East Index
              Without Sales       Fund - With       Funds     (excluding Korea)
                 Charge          Sales Charge      Average      (unmanaged)
 08/31/95         9,870             9,401          10,000          10,000
 09/30/95         9,600             9,144          10,025           9,808
 10/31/95         9,380             8,934           9,847           9,436
 11/30/95         9,200             8,763           9,626           9,175
 12/31/95        10,026             9,550          10,025           9,791
 01/31/96        10,949            10,429          10,823          10,496
 02/29/96        10,838            10,324          10,899          10,516
 03/31/96        11,109            10,582          10,834          10,731
 04/30/96        11,590            11,040          11,150          11,255
 05/31/96        11,410            10,868          11,089          11,087
 06/30/96        11,029            10,505          10,879          10,920
 07/31/96        10,016             9,541          10,157           9,917
 08/31/96        10,337             9,846          10,424          10,301
 09/30/96        10,548            10,047          10,542          10,492
 10/31/96         9,926             9,455          10,367           9,998
 11/30/96        10,407             9,913          10,894          10,526
 12/31/96        10,167             9,684          10,972          10,443
 01/31/97        10,608            10,104          11,136          10,673
 02/28/97        10,758            10,247          11,223          10,760
 03/31/97        10,207             9,722          10,686          10,212
 04/30/97         9,204             8,767          10,504           9,184
 05/31/97         9,485             9,034          11,166           9,327
 06/30/97         9,415             8,968          11,486           9,122
 07/31/97         8,552             8,146          11,633           8,431
 08/31/97         5,765             5,491           9,844           5,634
 09/30/97         5,735             5,463           9,784           5,522
 10/31/97         4,853             4,622           7,654           4,353
 11/30/97         4,051             3,858           7,216           3,559
 12/31/97         3,670             3,495           7,002           3,124

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 Statement Of Assets And Liabilities December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investment in Emerging Asian Markets Equity Portfolio, at value (Note 1A) .....   $ 1,678,519
Receivable for shares of beneficial interest sold .............................         5,000
Other assets ..................................................................           103
                                                                                  -----------
  Total assets ................................................................     1,683,622
                                                                                  -----------

Liabilities:
Payable to affiliates-Shareholder Servicing Agents' fee (Note 2B) .............           431
Accrued expenses and other liabilities ........................................         1,138
                                                                                  -----------
  Total liabilities ...........................................................         1,569
                                                                                  -----------
Net Assets for 459,156 shares of beneficial interest outstanding ..............   $ 1,682,053
                                                                                  ===========
Net Assets Consist of:
Paid-in capital ...............................................................   $ 6,487,254
Unrealized depreciation on investments and foreign currency translations ......    (1,656,543)
Accumulated net investment loss ...............................................       (29,064)
Accumulated net realized loss on investments ..................................    (3,119,594)
                                                                                  -----------
    Total .....................................................................   $ 1,682,053
                                                                                  ===========
Net Asset Value and Redemption Price Per Share of Beneficial Interest .........   $      3.66
                                                                                  ===========
Computation of Offering Price:
Maximum Offering Price per share based on a 4.75% sales charge ($3.66/.9525) ..   $      3.84
                                                                                  ===========

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 Statement Of Operations
 For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income (Note 1B):
Dividend Income from Emerging Asian Markets Equity Portfolio .................   $ 72,974
Interest Income from Emerging Asian Markets Equity Portfolio .................     35,632
Allocated Expenses from Emerging Asian Markets Equity Portfolio ..............    (76,855)   $    31,751
                                                                                 --------

Expenses:
Administrative fees (Note 2A) ................................................     21,035
Shareholder Servicing Agents' fees (Note 2B) .................................     17,529
Distribution fees (Note 3) ...................................................      7,011
Expense fees (Note 6) ........................................................     14,018
                                                                                 --------
    Net expenses .............................................................                    59,593
                                                                                             -----------

    Net investment loss ......................................................                   (27,842)
                                                                                             -----------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Exchange
 Currency Translations from Emerging Asian Markets Equity Portfolio:
Net realized loss ............................................................                (2,194,588)
Net change in unrealized depreciation ........................................                (2,510,458)
                                                                                             -----------
Net realized and unrealized loss .............................................                (4,705,046)
                                                                                             -----------
Net Decrease in Net Assets Resulting from Operations .........................               $(4,732,888)
                                                                                             ===========

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                                              -----------------------
                                                               1997             1996
                                                               ----             ----
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss) ..........................   $    (27,842)   $     17,584
Net realized loss .....................................     (2,194,588)     (1,018,770)
Net change in unrealized appreciation (depreciation) ..     (2,510,458)        567,775
                                                          ------------    ------------
Net decrease in net assets resulting
 from operations ......................................     (4,732,888)       (433,411)
                                                          ------------    ------------

Transactions in Shares of
 Beneficial Interest (Note 5):
Net proceeds from sale of shares ......................        180,599       8,041,081
Cost of shares repurchased ............................     (4,350,476)     (2,991,470)
                                                          ------------    ------------
Net increase (decrease) in net assets resulting from
 transactions in shares of beneficial interest ........     (4,169,877)      5,049,611
                                                          ------------    ------------
Net Increase (Decrease) in Net Assets .................     (8,902,765)      4,616,200

Net Assets:
Beginning of period ...................................     10,584,818       5,968,618
                                                          ------------    ------------
End of period (Accumulated net investment loss of
 $29,064 and $7,157) ..................................   $  1,682,053    $ 10,584,818
                                                          ============    ============

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                                            August 23, 1995
                                                                           (Commencement of
                                               Year Ended December 31,      Operations) to
                                               -----------------------       December 31,
                                                   1997        1996              1995
                                                   ----        ----         --------------
Net Asset Value, beginning of period ........     $10.14      $10.00            $10.00
                                                  ------     -------            ------
Income From Operations:
Net investment income (loss) ................     (0.056)      0.010(+)          0.026
Net realized and unrealized gain (loss) .....     (6.424)      0.130(+)(++)         --
                                                  ------     -------            ------
     Total from investment operations .......      (6.48)      0.140             0.026
                                                  ------     -------            ------
Less Distributions:
  From net investment income ................         --          --            (0.026)
                                                  ------     -------            ------
      Total from distributions ..............         --          --            (0.026)
                                                  ------     -------            ------
Net Asset Value, end of period ..............     $ 3.66      $10.14            $10.00
                                                  ======     =======            ======

Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ...     $1,682     $10,585            $5,969
Ratio of expenses to average net assets(A) ..       1.95%#      1.01%                0%
Ratio of net investment income (loss) to
   average net assets .......................      (0.40)%      0.16%             1.50%*
Total return ................................     (63.91)%      1.40%             0.26%**

   Note: If Agents of the Fund and Portfolio for the periods indicated had not voluntarily waived a portion of their fees and had the expense fees agreement been in effect the entire period, the net investment income (loss) per share and the ratios would have been as follows:

Net investment loss per share................    $(0.067)    $(0.024)(+)       $(0.046)
Ratios:
Expenses to average net assets(A)............       2.03%       1.85%             1.85%*
Net investment loss to
 average net assets..........................      (0.48)%     (0.68)%           (0.35)%*

 *    Annualized.
**    Not annualized.
# Ratio of expenses to average net assets excluding interest expense would be 1.85%.
+ The per share amounts were computed using a monthly average number of shares outstanding during the period.
++ The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market values of the investments in the Fund.
(A) Includes the Fund's share of Emerging Asian Markets Equity Portfolio allocated expenses for the periods indicated.

See notes to financial statements

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 Notes To Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Landmark Emerging Asian Markets Equity Fund (the "Fund") is a separate diversified series of Landmark International Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in Emerging Asian Markets Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 63% at December 31, 1997) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. Accounting for Investments -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Additionally each Fund reclaims its pro rata portion of recoverable foreign taxes or dividends received by the Portfolio.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is required. At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $2,187,244 of which $660,370 will expire on December 31, 2004 and $1,526,874 will expire on December 31, 2005. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. Expenses -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. Distributions -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1997, the Fund reclassified $5,935 to accumu-

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 Notes To Financial Statements continued
--------------------------------------------------------------------------------

lated net investment loss, $63,566 to accumulated net realized loss on investments and $69,501 from paid-in-capital.

(2) Administrative Services Plan

The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fees paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. Administrative Fees -- Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $21,035 for the year ended December 31, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. Shareholder Servicing Agents' Fees -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $17,529, for the year ended December 31, 1997.

(3) Distribution Fees

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distribution fees amounted to $7,011, for the year ended December 31, 1997. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. The Distributor has voluntarily agreed to waive this fee through December 31, 1997.

(4) Investment Transactions

Increase and decrease in the Fund's investment in the Portfolio for the year ended December 31, 1997 aggregated $157,783 and $4,398,447, respectively.

(5) Shares Of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                             Year Ended December 31,
                            ------------------------
                            1997               1996
                            ----               ----
Shares sold..........      23,139             732,376
Shares repurchased...    (607,588)           (285,360)
                          -------             -------
  Net increase
  (decrease).........    (584,449)            447,016
                         ========             =======

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 Notes To Financial Statements continued
--------------------------------------------------------------------------------

(6) Expense Fees

CFBDS has entered into an expense agreement with the Fund. CFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay to CFBDS an expense fee, commencing July 1, 1996, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis exceed an agreed upon rate, currently 1.85% of average daily net assets.

(7) Subsequent Event

Effective March 2, 1998, the name of the Fund will be changed to CitiFunds(SM) Emerging Asian Markets Equity Portfolio and the Trust will change its name to CitiFunds(SM) International Trust.

--------------------------------------------------------------------------------
 Landmark Emerging Asian Markets Equity Fund
--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Trustees of Landmark International Funds (the Trust) and the Shareholders of Landmark Emerging Asian Markets Equity Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Emerging Asian Markets Equity Fund (the "Fund", a series of Landmark International Funds) at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 2, 1998

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997
--------------------------------------------------------------------------------

Issuer/Industry                                         Shares            Value
--------------------------------------------------------------------------------

COMMON STOCK--87.9%

Indonesia-15.3%
Pt Bimanatra Citra
   Multi-Industry ...............................        71,500       $   13,650
Pt Daya Guna Samudera
   Consumer .....................................       130,000           98,682
Pt Gudang Garam
   Consumer .....................................        11,000           16,750
Pt Indah Kiat Paper
   Resource/Paper ...............................        71,000           12,586
Pt Matahari
   Consumer .....................................        78,000            6,382
Pt Ramayana Lestari Santosa
   Consumer .....................................        51,000           47,986
Pt Semen Gresik
   Building Materials ...........................        36,500           21,402
Pt Telecomunikasion
   Telecommunications ...........................       360,000          191,455
                                                                      ----------
                                                                         408,893
                                                                      ----------
Malaysia-45.4%
Berjaya Group Berhad
   Multi-Industry ...............................       177,000           35,951
Berjaya Sports
   Leisure & Tourism ............................         8,000           20,465
Commerce Asset Holdings Berhad
   Banking ......................................        26,200           12,529
Gamuda Berhad-Warrants*
   Construction/Engineering .....................         1,667               73
Genting Berhad
   Leisure & Tourism ............................         2,400            6,016
IOI Corp.
   Plantations ..................................       114,000           36,930
KFC Holdings Berhad
   Consumer .....................................        32,000           51,832
KFC Holdings Berhad-Warrants*
   Consumer .....................................        32,000            3,291
Kian Joo Can Fact
   Manufacturing ................................         2,000            1,779
Kuala Lumpur Kepong Berhad
   Plantations ..................................        19,000           40,789
Magnum Corp. Berhad
   Leisure & Tourism ............................       115,000           69,186
Malayan Banking Berhad
   Banking ......................................        32,800           95,292
Malaysia Mining Corp.
   Construction/Engineering .....................        77,000           30,289
Malaysia Pacific
   Building Materials ...........................         7,000           16,827
Malaysian International Shipping
   Transport ....................................        35,000           51,292
Oriental Holdings Berhad
   Automobile ...................................        12,800           15,665
Perusahaan Otomobil Nasional
   Automobile ...................................        18,000           17,586
Petronas Gas Berhad
   Utilities ....................................        19,000           43,232
RHB Capital Berhad
   Finance/Securities ...........................        33,000           15,951
Rashid Hussein Berhad
   Finance/Securities ...........................        11,000            8,541
Rashid Hussein Berhad-Rights
   Finance/Securities ...........................         1,857              344
Resorts World Berhad
   Leisure & Tourism ............................        26,000           43,785
Rothmans Pall Mall
   Consumer .....................................         3,000           23,332
Sime Darby Berhad
   Property/Hotel ...............................        64,000           61,540
Star Publications Malaysia
   Media ........................................        49,000           55,935
Tan Chong Motor Holdings Berhad
   Automobile ...................................        39,000           17,046
Technical Research Industries Berhad
   Telecommunications ...........................        23,000           13,601
Telekom Malaysia
   Utilities ....................................        66,000          195,141
Tenaga Nasional Berhad
   Utilities ....................................       107,000          228,333
                                                                      ----------
                                                                       1,212,573
                                                                      ----------

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997 continued
--------------------------------------------------------------------------------

Issuer/Industry                                         Shares            Value
--------------------------------------------------------------------------------

Philippines-10.7%
Ayala Land Inc
   Property .....................................       189,375       $   74,815
Manila Electric
   Utility ......................................        19,190           63,493
Metro Pacific Corp.
   Multi-Industry ...............................       106,260            2,938
Philippine Long Distance Telephone
   Telecommunications ...........................         3,420           74,311
SM Prime Holdings
   Property .....................................       471,000           69,778
                                                                      ----------
                                                                         285,335
                                                                      ----------
Thailand-16.5%
Advanced Information Services
   Telecommunications ...........................        18,100           86,459
Bangkok Bank Co. Ltd.
   Banking ......................................        29,200           72,773
Co-Generation Public Co.*
   Utilities ....................................        50,400           29,832
Electricity General
   Utilities ....................................        15,000           28,037
Ind Fin Thailand
   Banking ......................................        29,000            4,457
Land & House
   Property .....................................        10,000            1,994
Ptt Exploration & Products
   Energy .......................................        11,300          130,014
Phatra Thanakit Co.
   Finance ......................................         3,800            2,111
Siam Commercial Bank
   Banking ......................................        22,100           24,556
Telecom Asia Local
   Telecommunications ...........................           200               38
Thai Farmers Bank
   Banking ......................................        34,100           61,968
Thai Farmers Bank-Warrants *
   Banking ......................................         2,837              300
                                                                      ----------
                                                                         442,539
                                                                      ----------

                                                       Principal
Issuer/Industry                                          Amount          Value
--------------------------------------------------------------------------------

TOTAL COMMON STOCK
   (Identified Cost $4,725,199) .................                     $2,349,340
                                                                      ----------

FIXED INCOME--0.1%

AMMB
   7.50% due 5/08/02 ............................        30,000            2,005
                                                                      ----------
TOTAL FIXED INCOME
   (Identified Cost $12,000)

SHORT-TERM OBLIGATION--10.7%

State Street Bank Repurchase Agreement
  2.00% due 1/02/98 proceeds at maturity
  $286,000 (Collateralized by $235,000
  U.S. Treasury Bond valued at $297,241
  8.125%, due 5/15/21) ..........................                        286,000
                                                                      ----------

Total Investments
 (Identified Cost $5,023,199) ...................          98.7%       2,637,345
Other Assets
 Less Liabilities ...............................           1.3           34,839
                                                        -------       ----------
Net Assets ......................................         100.0%      $2,672,184
                                                        =======       ==========

* Non-income producing

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Assets And Liabilities  December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments at value (Note 1A) (Identified Cost, $4,737,199) .....    $2,351,345
Repurchase agreement at value (Identified Cost, $286,000) ........       286,000
Cash .............................................................           953
Foreign currency, at value (Cost, $41,429) .......................        29,255
Dividends and interest receivable ................................         9,822
                                                                      ----------
    Total assets .................................................     2,677,375
                                                                      ----------
Liabilities:
Payable to affiliates--Investment advisory fees (Note 2) .........         2,592
Accrued expenses and other liabilities ...........................         2,599
                                                                      ----------
  Total liabilities ..............................................         5,191
                                                                      ----------
Net Assets .......................................................    $2,672,184
                                                                      ==========
Represented by:
Paid-in capital for beneficial interests .........................    $2,672,184
                                                                      ==========

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Operations
 For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign withholding tax of $29,686) .....   $    83,612
Interest ..................................................        43,996
                                                              -----------
  Total investment income .................................                   $   127,608
Expenses:
Investment advisory fees (Note 2) .........................        83,978
Administrative fees (Note 3) ..............................         4,200
Expense fees (Note 6) .....................................         2,500
Interest expense ..........................................         9,846
                                                              -----------
  Total expenses ..........................................       100,524
Less aggregate amount waived by Investment Adviser
  and Administrator (Notes 2 and 3) .......................        (6,700)
                                                              -----------
Net expenses ..............................................                       93,824
                                                                             -----------
  Net investment income ...................................                       33,784
                                                                             -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions ..............    (2,920,220)
Net realized loss on foreign currency exchange transactions       (95,345)
                                                              -----------
  Net realized loss .......................................                   (3,015,565)
                                                                             -----------
Unrealized appreciation (depreciation) of investments--
   Beginning of period ....................................       849,761
   End of period ..........................................    (2,398,027)    (3,247,788)
                                                             -----------
Translation of other assets and liabilities denominated
   in foreign currencies--net .............................                          187
                                                                             -----------
   Net change in unrealized appreciation (depreciation) ...                   (3,247,601)
                                                                             -----------
   Net realized and unrealized loss on investments ........                   (6,263,166)
                                                                             -----------
Net Decrease in Net Assets Resulting from Operations ......                  $(6,229,382)
                                                                             ===========

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                                             -----------------------
                                                                              1997             1996
                                                                              -----            ----
Increase (Decrease) in Net Assets from:
Operations:
Net investment income ................................................   $     33,784    $     65,403
Net realized loss on investments and foreign exchange transactions ...     (3,015,565)     (1,026,487)
Net change in unrealized appreciation (depreciation)
  of investments and foreign currency exchange .......................     (3,247,601)        562,925
                                                                         ------------    ------------
    Net decrease in net assets resulting from operations .............     (6,229,382)       (398,159)
                                                                         ------------    ------------

Capital Transactions:
Proceeds from contributions ..........................................      2,061,677       8,854,217
Value of withdrawals .................................................     (4,552,871)     (3,026,771)
                                                                         ------------    ------------
    Net increase (decrease) in net assets from capital transactions ..     (2,491,194)      5,827,446
                                                                         ------------    ------------
Net Increase (Decrease) in Net Assets: ...............................     (8,720,576)      5,429,287
Net Assets:
Beginning of period ..................................................     11,392,760       5,963,473
                                                                         ------------    ------------
End of period ........................................................   $  2,672,184    $ 11,392,760
                                                                         ============    ============

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                                                             August 23, 1995
                                                               Year Ended December 31,      (Commencement of
                                                              ------------------------       Operations) to
                                                               1997               1996      December 31, 1995
                                                              -----              -----      -----------------
Ratios/Supplemental Data:
Net Assets, end of period (000's omitted)  ............      $2,672            $11,393           $5,963
Ratio of expenses to average net assets ...............        1.12%+             0.56%               0%
Ratio of net investment income to average net assets ..        0.40%              0.60%            1.53%*
Portfolio turnover ....................................          72%                73%               0%
Average commission rate per share (A) .................      $0.006             $0.019              N/A

  Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

   Ratios:
Expenses to average net assets.........................        1.20%              1.06%            1.05%*
Net investment income to average net assets............        0.32%              0.10%            0.48%*

*     Annualized
+ Ratio of expenses to average net assets excluding interest expense would be 1.00%.
(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Notes To Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Emerging Asian Markets Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Fund's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Portfolio are as follows:

A. Investment Security Valuations -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations and techniques are believed to reflect more accurately the fair value of such securities. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. Foreign Currency Translation -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and foreign taxes withheld recorded and the actual amount received or paid.

C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. Accounting for Investments -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Reclaim of recoverable foreign taxes are the responsibility of the qualified investors. Interest income is accrued daily. Interest expense is related to expenses incurred on cash over drafts.

E. U.S. Federal Income and Other Taxes -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Notes To Financial Statements continued
--------------------------------------------------------------------------------

F. Expenses -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. Repurchase Agreements -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) Investment Advisory Fees

The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $83,978, of which $2,500 was voluntarily waived, for the year ended December 31, 1997. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) Administrative Fees

Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $4,200, all of which was voluntarily waived, for the year ended December 31, 1997. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) Purchases And Sales Of Investments

For the year ended December 31, 1997, purchases and sales of investment securities, other than short-term investments, aggregated $5,274,543 and $7,861,363, respectively.

(5) Federal Income Tax Basis Of Investments

The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:


Aggregate cost......................     $5,250,592
                                         ==========
Gross unrealized appreciation.......     $   11,581
Gross unrealized depreciation.......     (2,624,828)
                                         ----------
Net unrealized depreciation.........    $(2,613,247)
                                         ==========

(6) Expense Fees

SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, currently 1.00% of average daily net assets.

(7) Financial Instruments

The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held on December 31, 1997.

(8) Line of Credit

The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit for the year ended December 31, 1997 the commitment fee allocated to the Portfolio was $40. Since the line of credit was established, there have been no borrowings.

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Trustees of The Premium Portfolios (the Trust) and the Shareholders of Emerging Asian Markets Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Asian Markets Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1997 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for our opinion.

      In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1997 the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.


PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 2, 1998